EXHIBIT C

CLASS A CUSIP #00761HAA9
CLASS B CUSIP #00761HAB7
CLASS C CUSIP #00761HAC5



                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT

                               ADVANTA BANK CORP.

                       ADVANTA BUSINESS CARD MASTER TRUST

                                  SERIES 2000-B

                          PERIOD ENDING APRIL 30, 2002

The information which is required to be prepared with respect to the Payment Date of May 20, 2002, and with respect to the performance of the Trust during the period of April 1, 2002 through April 30, 2002 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2000-B Indenture Supplement.

I.  Information regarding the current monthly principal distribution to the Noteholder
      (Stated on the basis of $1,000 original Note Principal Balance)

       1.  The amount of distribution in respect to principal payment to the Class A Noteholder   $                 --
                                                                                                  --------------------

       2.  The amount of distribution in respect to principal payment to the Class B Noteholder   $                 --
                                                                                                  --------------------

       3.  The amount of distribution in respect to principal payment to the Class C Noteholder   $                 --
                                                                                                  --------------------

       4.  The amount of distribution in respect to principal payment to the Class D Noteholder   $                 --
                                                                                                  --------------------

II.  Information regarding the current monthly interest distribution to the Noteholder
       (Stated on the basis of $1,000 original Note Principal Balance)

       1.  The amount of distribution in respect to the Class A Monthly Interest ..............   $            1.57694
                                                                                                  --------------------

       2.  The amount of distribution in respect to the Class B Monthly Interest ..............   $            1.87250
                                                                                                  --------------------

       3.  The amount of distribution in respect to the Class C Monthly Interest ..............   $            2.41694
                                                                                                  --------------------

       4.  The amount of distribution in respect to the Class D Monthly Interest ..............   $            3.77806
                                                                                                  --------------------

III.  Information regarding the total monthly distribution to the Noteholder
       (Stated on the basis of $1,000 original Note Principal Balance)

       1.  The total amount of distribution in respect to the Class A Noteholder ..............   $            1.57694
                                                                                                  --------------------

       2.  The total amount of distribution in respect to the Class B Noteholder ..............   $            1.87250
                                                                                                  --------------------

       3.  The total amount of distribution in respect to the Class C Noteholder ..............   $            2.41694
                                                                                                  --------------------

       4.  The total amount of distribution in respect to the Class D Noteholder ..............   $            3.77806
                                                                                                  --------------------

IV.  Information regarding the performance of the Advanta Business Card Master Trust

       1.  The aggregate amount of such Collections with respect to
       Principal Receivables for the Monthly Period preceding such Payment Date ...............   $     356,843,380.07
                                                                                                  --------------------

       2.  The aggregate amount of such Collections with respect to Finance
       Charge and Administrative Receivables for the Monthly Period preceding such
       Payment Date ...........................................................................   $      44,523,058.98
                                                                                                  --------------------

       3.  Recoveries for the preceding Monthly Period ........................................   $       1,225,618.18
                                                                                                  --------------------

       4.  The Defaulted Amount for the preceding Monthly Period ..............................   $      17,765,150.47
                                                                                                  --------------------

       5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly Period,
       and the denominator is the average Receivables for the preceding Monthly Period ........                   9.87%
                                                                                                  --------------------

       6.  The total amount of Principal Receivables in the trust at the beginning of
       the preceding Monthly Period ...........................................................   $   1,951,929,627.84
                                                                                                  --------------------

       7.  The total amount of Principal Receivables in the trust as of the last day of
       the preceding Monthly Period ...........................................................   $   1,976,708,291.17
                                                                                                  --------------------

       8.  The total amount of Finance Charge and Administrative Receivables in
        the Trust at the beginning of the preceding Monthly Period ............................   $      47,199,149.41
                                                                                                  --------------------

       9.  The total amount of Finance Charge and Administrative Receivables in
        the Trust as of the last day of the preceding Monthly Period ..........................   $      46,817,805.98
                                                                                                  --------------------

       10.  The aggregated Adjusted Invested Amounts of all Series of Notes
        outstanding as of the last day of the preceding Monthly Period ........................   $   1,591,818,063.00
                                                                                                  --------------------

       11.  The Transferor Interest as of the last day of the preceding
        Monthly Period ........................................................................   $     384,890,228.17
                                                                                                  --------------------

       12.  The Transferor Percentage as of the last day of the preceding
        Monthly Period ........................................................................                  19.47%
                                                                                                  --------------------

       13.  The Required Transferor Percentage ................................................                   7.00%
                                                                                                  --------------------

       14.  The monthly principal payment rate for the preceding Monthly Period ...............                 18.282%
                                                                                                  --------------------

       15.  The balance in the Excess Funding Account as of the last day of the
        preceding  Monthly Period .............................................................   $                 --
                                                                                                  --------------------

       16.  The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:


                                                                                   Percentage           Aggregate
                                                                                    of Total             Account
                                                                                  Receivables            Balance
                   (a) Delinquent between 30 days and 59 days                             1.970%       $ 39,855,313.97
                   (b) Delinquent between 60 days and 89 days                             1.631%       $ 33,005,554.27
                   (c) Delinquent between 90 days and 119 days                            1.401%       $ 28,355,959.31
                   (d) Delinquent between 120 days and 149 days                           1.099%       $ 22,238,603.44
                   (e) Delinquent between 150 days and 179 days                           0.970%       $ 19,625,760.24
                   (f) Delinquent 180 days or greater                                     0.001%           $ 20,477.41
                                                                                -----------------    ------------------
                   (e) Aggregate                                                          7.072%      $ 143,101,668.64
                                                                                =================    ==================


V.  Information regarding Series 2000-B

       1.  The amount of Principal Receivables in the Trust represented by the
         Invested Amount of Series 2000-B as of the last day of the related
         Monthly Period ...........................................................                $        600,000,000.00
                                                                                                   ------------------------

       2.  The amount of Principal Receivables in the Trust represented by the
         Adjusted Invested Amount of Series 2000-B on the last day of the
         related Monthly Period ...................................................                $        600,000,000.00
                                                                                                   ------------------------
                                                                                    NOTE FACTORS
       3.  The amount of Principal Receivables in the Trust represented by the
        Class A Note Principal Balance on  the last day of the related
        Monthly Period ............................................................    1.0000      $        480,000,000.00
                                                                                                   ------------------------

       4.  The amount of Principal Receivables in the Trust represented by the
        Class B Note Principal Balance on the last day of the related
        Monthly Period ............................................................    1.0000      $         57,000,000.00
                                                                                                   ------------------------

       5.  The amount of Principal Receivables in the Trust represented by the
        Class C Note Principal Balance on the last day of the related
        Monthly Period ............................................................    1.0000      $         42,000,000.00
                                                                                                   ------------------------

       6.  The amount of Principal Receivables in the trust represented by the
         Class D Note Principal Balance on the last day of the related
         Monthly Period ...........................................................    1.0000      $         21,000,000.00
                                                                                                   ------------------------

       7.  The Floating Investor Percentage with respect to the period:

       April 1, 2002 through April 23, 2002 ........................................                            30.7388131%
                                                                                                   ------------------------
       April 24, 2002 through April 30, 2002 .......................................                            30.2160045%
                                                                                                   ------------------------

       8.  The Fixed Investor Percentage with respect to the period:

       April 1, 2002 through April 23, 2002 ........................................                                    N/A
                                                                                                   ------------------------
       April 24, 2002 through April 30, 2002 .......................................                                    N/A
                                                                                                   ------------------------

       9. The amount of Investor Principal Collections applicable to
        Series 2000-B ..............................................................               $        109,237,120.05
                                                                                                   ------------------------

       10a.  The amount of Available Finance Charge Collections on deposit in
        the Collection Account on the related Payment Date .........................               $         10,983,442.70
                                                                                                   ------------------------

       10b.  The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related Payment Date pursuant to
        Section 8.04(a) of the Master Indenture ....................................               $           2,664,260.13
                                                                                                   ------------------------

       11.  The Investor Default Amount for the related Monthly Period .............               $          5,385,799.68
                                                                                                   ------------------------

       12.  The Monthly Servicing Fee for the related Monthly Period ...............               $          1,000,000.00
                                                                                                   ------------------------

       13.  Trust yields for the related Monthly Period

                   a.  The cash yield for the related Monthly Period ...............                                  27.30%
                                                                                                   ------------------------

                   b.  The default rate for the related Monthly Period .............                                  10.77%
                                                                                                   ------------------------

                   c.  The Net Portfolio Yield for the related Monthly Period ......                                  16.53%
                                                                                                   ------------------------

                   d.  The Base Rate for the related Monthly Period ................                                   4.09%
                                                                                                   ------------------------

                   e.  The Excess Spread Percentage for the related Monthly
                       Period ......................................................                                  12.44%
                                                                                                   ------------------------

                   f.  The Quarterly Excess Spread Percentage for the related
                       Monthly Period ..............................................                                  12.69%
                                                                                                   ------------------------

                               I) Excess Spread Percentage related to    Apr-02                                       12.44%
                                                                                                   ------------------------

                               ii) Excess Spread Percentage related to   Mar-02                                       15.13%
                                                                                                   ------------------------

                               iii) Excess Spread Percentage related to  Feb-02                                       10.50%
                                                                                                   ------------------------

       14.  Floating Rate Determinations:

          LIBOR for the Interest Period from April 22 through and including
          May 19, 2002  ............................................................                                1.85750%
                                                                                                   ------------------------

       15.  Principal Funding Account

                   a.  The amount on deposit in the Principal Funding Account on the related Payment Date (after taking into
                       consideration deposits and withdraws for the related
                       Payment Date) ...............................................               $                     --
                                                                                                   ------------------------

                   b.  The Accumulation Shortfall with respect to the related
                       Monthly Period ..............................................               $                     --
                                                                                                   ------------------------

                   c.  The Principal Funding Investment Proceeds deposited
                       in the Collection Account to be treated as Available
                       Finance Charge Collections ..................................               $                     --
                                                                                                   ------------------------

       16.  Reserve Account

                   a.  The amount on deposit in the Reserve Account on the
                       related Payment Date (after taking into consideration
                       deposits and withdraws for the related Payment Date) ........               $                     --
                                                                                                   ------------------------

                   b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as
                       Available Finance Charge Collections ........................               $                     --
                                                                                                   ------------------------

                   c.  Interest earnings on the Reserve Account deposited into the Collection Account to be treated as Available Finance
                       Charge Collections ..........................................               $                     --
                                                                                                   ------------------------

       17.  Cash Collateral Account

                   a.  The Required Cash Collateral Account Amount on the
                       related Payment Date ........................................               $          10,500,000.00
                                                                                                   ------------------------

                   b.  The Available Cash Collateral Account Amount on the
                       related Payment Date ........................................               $          10,500,000.00
                                                                                                   ------------------------

       18.  Investor Charge-Offs

                   a.  The aggregate amount of Investor Charge-Offs for the
                       related Monthly Period ......................................               $                     --
                                                                                                   ------------------------

                   b.  The aggregate amount of Investor Charge-Offs reimbursed
                       on the Payment Date .........................................               $                     --
                                                                                                   ------------------------
       19.  The Monthly Principal Reallocation Amount for the related
            Monthly Period .........................................................               $                     --
                                                                                                   ------------------------


               Advanta Bank Corp.
               as Servicer

               By:          /s/ MARK SHAPIRO
               Name:        Mark Shapiro

               Title:       Assistant Vice President - Structured Finance

EXHIBIT C

CLASS A CUSIP #00761HAD3
CLASS B CUSIP #00761HAE1
CLASS C CUSIP #00761HAF8



                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2000-C
                          PERIOD ENDING APRIL 30, 2002

The information which is required to be prepared with respect to the Payment Date of May 20, 2002, and with respect to the performance of the Trust during the period of April 1, 2002 through April 30, 2002 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2000-C Indenture Supplement.

I.  Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of
       $1,000 original Note Principal Balance)

              1.  The amount of distribution in respect to principal payment to the Class A Noteholder .......   $              --
                                                                                                                 -----------------
              2.  The amount of distribution in respect to principal payment to the Class B Noteholder .......   $              --
                                                                                                                 -----------------
              3.  The amount of distribution in respect to principal payment to the Class C Noteholder .......   $              --
                                                                                                                 -----------------
              4.  The amount of distribution in respect to principal payment to the Class D Noteholder .......   $              --
                                                                                                                 -----------------

II.  Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of
      $1,000 original Note Principal Balance)
              1.  The amount of distribution in respect to the Class A Monthly Interest ......................   $         1.63917
                                                                                                                 -----------------
              2.  The amount of distribution in respect to the Class B Monthly Interest ......................   $         1.98917
                                                                                                                 -----------------
              3.  The amount of distribution in respect to the Class C Monthly Interest ......................   $         2.57250
                                                                                                                 -----------------
              4.  The amount of distribution in respect to the Class D Monthly Interest ......................   $         4.55583
                                                                                                                 -----------------

III.  Information regarding the total monthly distribution to the Noteholder (Stated on the basis of
      $1,000 original Note Principal Balance)
              1.  The total amount of distribution in respect to the Class A Noteholder ......................   $         1.63917
                                                                                                                 -----------------
              2.  The total amount of distribution in respect to the Class B Noteholder ......................   $         1.98917
                                                                                                                 -----------------
              3.  The total amount of distribution in respect to the Class C Noteholder ......................   $         2.57250
                                                                                                                 -----------------
              4.  The total amount of distribution in respect to the Class D Noteholder ......................   $         4.55583
                                                                                                                 -----------------
IV.  Information regarding the performance of the Advanta Business Card Master Trust
              1.  The aggregate amount of such Collections with respect to Principal Receivables for the
                  Monthly Period preceding such Payment Date .................................................   $  356,843,380.07
                                                                                                                 -----------------

              2.  The aggregate amount of such Collections with respect to Finance Charge and Administrative
                  Receivables for the Monthly Period preceding such Payment Date .............................   $   44,523,058.98
                                                                                                                 -----------------
              3.  Recoveries for the preceding Monthly Period ................................................   $    1,225,618.18
                                                                                                                 -----------------

              4.  The Defaulted Amount for the preceding Monthly Period ......................................   $   17,765,150.47
                                                                                                                 -----------------
              5.  The annualized percentage equivalent of a fraction, the numerator of which is the
                  Defaulted Amount less Recoveries for the preceding Monthly Period, and the
                  denominator is the average Receivables for the preceding Monthly Period ....................                9.87%
                                                                                                                 -----------------
              6.  The total amount of Principal Receivables in the trust at the beginning of the
                  preceding Monthly Period ...................................................................   $1,951,929,627.84
                                                                                                                 -----------------
              7.  The total amount of Principal Receivables in the trust as of
                  the last day of the preceding Monthly Period ...............................................   $1,976,708,291.17
                                                                                                                 -----------------

              8.  The total amount of Finance Charge and Administrative
      Receivables in the Trust at the beginning of the
      preceding Monthly Period ...............................................................................   $   47,199,149.41
                                                                                                                 -----------------
              9.  The total amount of Finance Charge and Administrative
      Receivables in the Trust as of the last day of the
      preceding Monthly Period ...............................................................................   $   46,817,805.98
                                                                                                                 -----------------
              10.  The aggregated Adjusted Invested Amounts of all Series of
      Notes outstanding as of the last day of the preceding Monthly Period ...................................   $1,591,818,063.00
                                                                                                                 -----------------
              11.  The Transferor Interest as of the last day of the preceding
      Monthly Period .........................................................................................   $  384,890,228.17
                                                                                                                 -----------------
              12.  The Transferor Percentage as of the last day of the
      preceding Monthly Period ...............................................................................               19.47%
                                                                                                                 -----------------
              13.  The Required Transferor Percentage ........................................................                7.00%
                                                                                                                 -----------------
              14.  The monthly principal payment rate for the preceding Monthly
      Period .................................................................................................              18.282%
                                                                                                                 -----------------
              15.  The balance in the Excess Funding Account as of the last day
      of the preceding Monthly Period ........................................................................   $              --
                                                                                                                 -----------------
              16.  The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly
      Period preceding such Payment Date:


                                                                              Percentage       Aggregate
                                                                               of Total         Account
                                                                              Receivables       Balance
                           (a) Delinquent between 30 days and 59 days           1.970%      $ 39,855,313.97
                           (b) Delinquent between 60 days and 89 days           1.631%      $ 33,005,554.27
                           (c) Delinquent between 90 days and 119 days          1.401%      $ 28,355,959.31
                           (d) Delinquent between 120 days and 149 days         1.099%      $ 22,238,603.44
                           (e) Delinquent between 150 days and 179 days         0.970%      $ 19,625,760.24
                           (f) Delinquent 180 days or greater                   0.001%          $ 20,477.41
                                                                                -------    ----------------
                           (e) Aggregate                                        7.072%     $ 143,101,668.64
                                                                                =======    ================



V.  Information regarding Series 2000-C

              1.  The amount of Principal Receivables in the Trust represented by the Invested Amount of Series 2000-C as of the last day of the related
      Monthly Period ..........................................................                    $   400,000,000.00
                                                                                                   ------------------
              2.  The amount of Principal Receivables in the Trust represented by the Adjusted Invested Amount of Series 2000-C on the last day of the
      related Monthly Period ..................................................                    $   400,000,000.00
                                                                                    NOTE FACTORS
                                                                                                   ------------------
              3.  The amount of Principal Receivables in the Trust represented by the Class A Note Principal Balance on the last day of the related
      Monthly Period ..........................................................        1.0000      $   320,000,000.00
                                                                                                   ------------------
              4.  The amount of Principal Receivables in the Trust represented by the Class B Note Principal Balance on the last day of the related
      Monthly Period ..........................................................        1.0000      $    38,000,000.00
                                                                                                   ------------------
              5.  The amount of Principal Receivables in the Trust represented by the Class C Note Principal Balance on the last day of the related
      Monthly Period ..........................................................        1.0000      $    28,000,000.00
                                                                                                   ------------------
              6.  The amount of Principal Receivables in the trust represented by the Class D Note Principal Balance on the last day of the related
      Monthly Period ..........................................................        1.0000      $    14,000,000.00
                                                                                                   ------------------
              7.  The Floating Investor Percentage with respect to the period:
              April 1, 2002 through April 23, 2002 ............................                            20.4925421%
                                                                                                   ------------------
              April 24, 2002 through April 30, 2002 ...........................                            20.1440030%
                                                                                                   ------------------
              8.  The Fixed Investor Percentage with respect to the period:
              April 1, 2002 through April 23, 2002 ............................                                   N/A
                                                                                                   ------------------
              April 24, 2002 through April 30, 2002 ...........................                                   N/A
                                                                                                   ------------------
              9. The amount of Investor Principal Collections applicable to
      Series 2000-C ............................................................                   $    72,824,746.79
                                                                                                   ------------------
              10a.  The amount of Available Finance Charge Collections on
      deposit in the Collection Account on the related Payment Date ............                   $     7,322,295.14
                                                                                                   ------------------
              10b.  The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related Payment Date pursuant
      to Section 8.04(a) of the Master Indenture ...............................                   $     1,776,173.42
                                                                                                   ------------------

              11.  The Investor Default Amount for the related Monthly Period ..                   $     3,590,533.12
                                                                                                   ------------------
              12.  The Monthly Servicing Fee for the related Monthly Period ....                   $       666,666.67
                                                                                                   ------------------
              13.  Trust yields for the related Monthly Period
                           a.  The cash yield for the related Monthly Period ...                                27.30%
                                                                                                   ------------------
                           b.  The default rate for the related Monthly Period .                                10.77%
                                                                                                   ------------------
                           c.  The Net Portfolio Yield for the related Monthly
                               Period ..........................................                                16.53%
                                                                                                   ------------------
                           d.  The Base Rate for the related Monthly Period ....                                 4.21%
                                                                                                   ------------------
                           e.  The Excess Spread Percentage for the related
                               Monthly Period ..................................                                12.32%
                                                                                                   ------------------
                           f.  The Quarterly Excess Spread Percentage for the
                               related Monthly Period ..........................                                12.56%
                                                                                                   ------------------
                                       I) Excess Spread Percentage related to          Apr-02                   12.32%
                                                                                                   ------------------
                                       ii) Excess Spread Percentage related to         Mar-02                   14.99%
                                                                                                   ------------------
                                       iii) Excess Spread Percentage related to        Feb-02                   10.38%
                                                                                                   ------------------
              14.  Floating Rate Determinations:
                 LIBOR for the Interest Period from April 22 through and
                 including May 19, 2002 ........................................                              1.85750%
                                                                                                   ------------------
              15.  Principal Funding Account
                           a.  The amount on deposit in the Principal Funding
                               Account on the related Payment Date (after taking
                               into consideration deposits and withdraws
                               for the related Payment Date) ...................                   $               --
                                                                                                   ------------------
                           b.  The Accumulation Shortfall with respect to
                               the related Monthly Period ......................                   $               --
                                                                                                   ------------------
                           c.  The Principal Funding Investment Proceeds
                               deposited in the Collection Account to be treated
                               as Available Finance Charge Collections .........                   $               --
                                                                                                   ------------------
              16.  Reserve Account
                           a.  The amount on deposit in the Reserve Account on
                               the related Payment Date (after taking into
                               consideration deposits and withdraws for the
                               related Payment Date) ...........................                   $               --
                                                                                                   ------------------
                           b.  The Reserve Draw Amount for the related Monthly
                               Period deposited into the Collection Account to
                               be treated as Available Finance Charge
                               Collections .....................................                   $               --
                                                                                                   ------------------
                           c.  Interest earnings on the Reserve Account
                               deposited into the Collection Account to be
                               treated as Available Finance Charge Collections .                   $               --
                                                                                                   ------------------
              17.  Cash Collateral Account
                           a.  The Required Cash Collateral Account Amount on
                               the related Payment Date ........................                   $     7,000,000.00
                                                                                                   ------------------
                           b.  The Available Cash Collateral Account Amount on
                               the related Payment Date ........................                   $     7,000,000.00
                                                                                                   ------------------
              18.  Investor Charge-Offs
                           a.  The aggregate amount of Investor Charge-Offs for
                               the related Monthly Period ......................                   $               --
                                                                                                   ------------------
                           b.  The aggregate amount of Investor Charge-Offs
                               reimbursed on the Payment Date ..................                   $               --
                                                                                                   ------------------
              19.  The Monthly Principal Reallocation Amount for the related
                   Monthly Period ..............................................                   $               --
                                                                                                   ------------------


              Advanta Bank Corp.
              as Servicer

              By:          /s/ MARK SHAPIRO
              Name:         Mark Shapiro

              Title:        Assistant Vice President - Structured Finance

EXHIBIT C

CLASS A CUSIP #00761HAG6
CLASS B CUSIP #00761HAH4
CLASS C CUSIP #00761HAJ0



                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.

                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2001-A

                          PERIOD ENDING APRIL 30, 2002

The information which is required to be prepared with respect to the Payment Date of May 20, 2002, and with respect to the performance of the Trust during the period of April 1, 2002 through April 30, 2002 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2001-A Indenture Supplement.

I.  Information regarding the current monthly principal distribution to the Noteholder
    (Stated on the basis of $1,000 original Note Principal Balance)

              1.  The amount of distribution in respect to principal payment to
                  the Class A Noteholder .............................................   $               --
                                                                                         ------------------
              2.  The amount of distribution in respect to principal payment to
                  the Class B Noteholder .............................................   $               --
                                                                                         ------------------
              3.  The amount of distribution in respect to principal payment to
                  the Class C Noteholder .............................................   $               --
                                                                                         ------------------
              4.  The amount of distribution in respect to principal payment to
                  the Class D Noteholder .............................................   $               --
                                                                                         ------------------
II.  Information regarding the current monthly interest distribution to the
     Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

              1.  The amount of distribution in respect to the Class A Monthly
                  Interest ...........................................................   $          1.67806
                                                                                         ------------------
              2.  The amount of distribution in respect to the Class B Monthly
                  Interest ...........................................................   $          2.10583
                                                                                         ------------------
              3.  The amount of distribution in respect to the Class C Monthly
                  Interest ...........................................................   $          2.65028
                                                                                         ------------------
              4.  The amount of distribution in respect to the Class D Monthly
                  Interest ...........................................................   $          5.33361
                                                                                         ------------------
III.  Information regarding the total monthly distribution to the Noteholder
    (Stated on the basis of $1,000 original Note Principal Balance)

              1.  The total amount of distribution in respect to the Class A
                  Noteholder .........................................................   $          1.67806
                                                                                         ------------------
              2.  The total amount of distribution in respect to the Class B
                  Noteholder .........................................................   $          2.10583
                                                                                         ------------------
              3.  The total amount of distribution in respect to the Class C
                  Noteholder .........................................................   $          2.65028
                                                                                         ------------------
              4.  The total amount of distribution in respect to the Class D
                  Noteholder .........................................................   $          5.33361
                                                                                         ------------------
IV.  Information regarding the performance of the Advanta Business Card Master
    Trust

              1.  The aggregate amount of such Collections with respect to
                  Principal Receivables for the Monthly Period preceding such
                  Payment Date .......................................................   $   356,843,380.07
                                                                                         ------------------
              2.  The aggregate amount of such Collections with respect to
                  Finance Charge and Administrative Receivables for the Monthly
                  Period preceding such Payment Date .................................   $    44,523,058.98
                                                                                         ------------------
              3.  Recoveries for the preceding Monthly Period ........................   $     1,225,618.18
                                                                                         ------------------
              4.  The Defaulted Amount for the preceding Monthly Period ..............   $    17,765,150.47
                                                                                         ------------------
              5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly Period, and the denominator is the average
                  Receivables for the preceding Monthly Period .......................                 9.87%
                                                                                         ------------------
              6.  The total amount of Principal Receivables in the trust at the
                  beginning of the preceding Monthly Period ..........................   $ 1,951,929,627.84
                                                                                         ------------------
              7.  The total amount of Principal Receivables in the trust as of
                  the last day of the preceding Monthly Period .......................   $ 1,976,708,291.17
                                                                                         ------------------

              8.  The total amount of Finance Charge and Administrative
     Receivables in the Trust at the beginning of the preceding Monthly Period .......   $    47,199,149.41
                                                                                         ------------------
              9.  The total amount of Finance Charge and Administrative
     Receivables in the Trust as of the last day of the preceding Monthly Period .....   $    46,817,805.98
                                                                                         ------------------
              10.  The aggregated Adjusted Invested Amounts of all Series of
     Notes outstanding as of the last day of the preceding Monthly Period ............   $ 1,591,818,063.00
                                                                                         ------------------
              11.  The Transferor Interest as of the last day of the preceding
     Monthly Period ..................................................................   $   384,890,228.17
                                                                                         ------------------
              12.  The Transferor Percentage as of the last day of the preceding
     Monthly Period ..................................................................                19.47%
                                                                                         ------------------
              13.  The Required Transferor Percentage ................................                 7.00%
                                                                                         ------------------
              14.  The monthly principal payment rate for the preceding Monthly
     Period ..........................................................................               18.282%
                                                                                         ------------------
              15.  The balance in the Excess Funding Account as of the last day
     of the preceding Monthly Period .................................................   $              --
                                                                                         ------------------
              16.  The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly
     Period preceding such Payment Date:

                                                                                  Percentage                 Aggregate
                                                                                   of Total                   Account
                                                                                  Receivables                  Balance
                           (a) Delinquent between 30 days and 59 days                      1.970%           $ 39,855,313.97
                           (b) Delinquent between 60 days and 89 days                      1.631%           $ 33,005,554.27
                           (c) Delinquent between 90 days and 119 days                     1.401%           $ 28,355,959.31
                           (d) Delinquent between 120 days and 149 days                    1.099%           $ 22,238,603.44
                           (e) Delinquent between 150 days and 179 days                    0.970%           $ 19,625,760.24
                           (f) Delinquent 180 days or greater                              0.001%               $ 20,477.41
                                                                               -------------------     ---------------------
                           (e) Aggregate                                                   7.072%          $ 143,101,668.64
                                                                               ===================     =====================


V.  Information regarding Series 2001-A

       1.  The amount of Principal Receivables in the Trust represented by the Invested Amount of Series 2001-A as of the last day of the related
Monthly Period .................................................................                $   300,000,000.00
                                                                                                ------------------
       2.  The amount of Principal Receivables in the Trust represented by the Adjusted Invested Amount of Series 2001-A on the last day of the
related Monthly Period .........................................................                $   300,000,000.00
                                                                                                ------------------
                                                                                 NOTE FACTORS
       3.  The amount of Principal Receivables in the Trust represented by the Class A Note Principal Balance on the last day of the related
Monthly Period .................................................................    1.0000      $   240,000,000.00
                                                                                                ------------------
       4.  The amount of Principal Receivables in the Trust represented by the Class B Note Principal Balance on the last day of the related
Monthly Period .................................................................    1.0000      $    28,500,000.00
                                                                                                ------------------
       5.  The amount of Principal Receivables in the Trust represented by the Class C Note Principal Balance on the last day of the related
Monthly Period .................................................................    1.0000      $    21,000,000.00
                                                                                                ------------------
       6.  The amount of Principal Receivables in the trust represented by the Class D Note Principal Balance on the last day of the related
Monthly Period .................................................................    1.0000      $    10,500,000.00
                                                                                                ------------------
       7.  The Floating Investor Percentage with respect to the period:
       April 1, 2002 through April 23, 2002 ....................................                        15.3694065%
                                                                                                ------------------
       April 24, 2002 through April 30, 2002 ...................................                        15.1080023%
                                                                                                ------------------
       8.  The Fixed Investor Percentage with respect to the period:
       April 1, 2002 through April 23, 2002 ....................................                               N/A
                                                                                                ------------------
       April 24, 2002 through April 30, 2002 ...................................                               N/A
                                                                                                ------------------
       9. The amount of Investor Principal Collections applicable to
Series 2001-A ..................................................................                $    54,618,559.93
                                                                                                ------------------
       10a.  The amount of Available Finance Charge Collections on
deposit in the Collection Account on the related Payment Date ..................                $     5,491,721.34
                                                                                                ------------------
       10b.  The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related Payment Date pursuant to
Section 8.04(a) of the Master Indenture ........................................                $     1,332,130.06
                                                                                                ------------------
       11.  The Investor Default Amount for the related Monthly Period .........                $     2,692,899.85
                                                                                                ------------------

       12.  The Monthly Servicing Fee for the related Monthly Period ...........                $       500,000.00
                                                                                                ------------------
       13.  Trust yields for the related Monthly Period
                    a. The cash yield for the related Monthly Period ...........                             27.30%
                                                                                                ------------------
                    b. The default rate for the related Monthly Period .........                             10.77%
                                                                                                ------------------
                    c. The Net Portfolio Yield for the related Monthly
                       Period ..................................................                             16.53%
                                                                                                ------------------
                    d. The Base Rate for the related Monthly Period ............                              4.30%
                                                                                                ------------------
                    e. The Excess Spread Percentage for the related
                       Monthly Period ..........................................                             12.23%
                                                                                                ------------------
                    f. The Quarterly Excess Spread Percentage for the
                       related Monthly Period ..................................                             12.47%
                                                                                                ------------------
                                I) Excess Spread Percentage related to              Apr-02                   12.23%
                                                                                                ------------------
                                ii) Excess Spread Percentage related to             Mar-02                   14.88%
                                                                                                ------------------
                                iii) Excess Spread Percentage related to            Feb-02                   10.29%
                                                                                                ------------------

       14.  Floating Rate Determinations:

          LIBOR for the Interest Period from April 22 through and
 including May 19, 2002  ......................................................                            1.85750%
                                                                                                ------------------
       15.  Principal Funding Account
                    a.  The amount on deposit in the Principal Funding
                        Account on the related Payment Date (after taking into
                        consideration deposits and withdraws for the related
                        Payment Date) ..........................................                $               --
                                                                                                ------------------
                    b.  The Accumulation Shortfall with respect to the
                        related Monthly Period .................................                $               --
                                                                                                ------------------
                    c.  The Principal Funding Investment Proceeds
                        deposited in the Collection Account to be treated as
                        Available Finance Charge Collections ...................                $               --
                                                                                                ------------------
       16.  Reserve Account
                    a.  The amount on deposit in the Reserve Account on
                        the related Payment Date (after taking into
                        consideration deposits and withdraws for the
                        related Payment Date) ..................................                $               --
                                                                                                ------------------
                    b.  The Reserve Draw Amount for the related Monthly
                        Period deposited into the Collection Account to be
                        treated as Available Finance Charge Collections ........                $               --
                                                                                                ------------------
                    c.  Interest earnings on the Reserve Account
                        deposited into the Collection Account to be treated as
                        Available Finance Charge Collections ...................                $               --
                                                                                                ------------------
       17.  Cash Collateral Account
                    a.  The Required Cash Collateral Account Amount on
                        the related Payment Date ...............................                $     5,250,000.00
                                                                                                ------------------
                    b.  The Available Cash Collateral Account Amount on
                        the related Payment Date ...............................                $     5,250,000.00
                                                                                                ------------------
       18.  Investor Charge-Offs
                    a.  The aggregate amount of Investor Charge-Offs for
                        the related Monthly Period .............................                $               --
                                                                                                ------------------
                    b.  The aggregate amount of Investor Charge-Offs
                        reimbursed on the Payment Date .........................                $               --
                                                                                                ------------------
       19.  The Monthly Principal Reallocation Amount for the related
 Monthly Period ................................................................                $               --
                                                                                                ------------------


          Advanta Bank Corp.
          as Servicer

          By:          /s/ MARK SHAPIRO
          Name:        Mark Shapiro

          Title:       Assistant Vice President - Structured Finance